UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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SCHEDULE 14A

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Acacia Communications, Inc.

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Cisco Systems, Inc.

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Subject Company: Acacia Communications, Inc.

Commission File No.: 001-37771

The following is a slide presentation made available in connection with a conference call with investors held by Cisco Systems, Inc. and Acacia Communications, Inc. on July 9, 2019.

July 9, 2019 Cisco Announces Intent to Acquire Acacia Communications Inc.

Forward-Looking Statements This presentation may be deemed to contain forward-looking statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should be considered to be forward-looking statements, although not all forward-looking statements contain these identifying words. Readers should not place undue reliance on these forward-looking statements. Forward-looking statements may include statements regarding the expected benefits to Cisco, Acacia and their respective customers from completing the acquisition, integration of Acacia’s technology into Cisco’s networking portfolio, accelerating the trend toward coherent technology and pluggable solutions, supporting Acacia’s current merchant business, including Acacia’s existing customers and new customers, and the expected completion of the acquisition. Statements regarding future events are based on the parties’ current expectations and are necessarily subject to associated risks related to, among other things, the risk that the proposed acquisition may not be completed in a timely manner, or at all, which may adversely affect Acacia’s business and the price of its common stock, obtaining Acacia’s stockholder and regulatory approval of the acquisition or that other conditions to the closing of the transaction may not be satisfied, the effect of the announcement or pendency of the proposed acquisition on Acacia’s business, operating results, and relationships with customers, suppliers, competitors and others, risks that the proposed acquisition may disrupt Acacia’s current plans and business operations, risks related to the diverting of management’s attention from Acacia’s ongoing business operations, the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement, the outcome of any legal proceedings related to the transaction, general economic conditions, the retention of employees of Acacia and the ability of Cisco to successfully integrate Acacia’s market opportunities, technology, personnel and operations and to achieve expected benefits. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. For information regarding other related risks, see the “Risk Factors” section of Cisco’s most recent reports on Forms 10-Q and 10-K filed on May 21, 2019 and September 6, 2018, respectively, as well as the “Risk Factors” section of Acacia’s most recent reports on Form 10-Q and Form 10-K filed with the SEC on May 2, 2019 and February 21, 2019, respectively. The parties undertake no obligation to revise or update any forward-looking statements for any reason.

Cisco’s Intent-Based Networking Strategy Business Applications Managed Services Application Development Integrations Value beyond the network Multipurpose software Intelligence Security Policy and Behavior Automation Value beyond connectivity Core Security Availability Scalability Network is the foundation Core Technologies Silicon | Optics | Software ADD LOGO HERE. Acacia optical interconnect products transform communications networks through improvements in performance, capacity and cost.

Investments in Optics, Silicon, and Software Optics, silicon, and software are foundational technologies fundamental to Intent-Based Networking. Our investments span in-house innovation, strategic acquisitions, investments, and partnerships. Acquired 2012 Early innovator in silicon photonics Cisco developed a portfolio of products based upon Lightwire technology Acquired 2019 Augmented Cisco capabilities with 100G/400G products leveraging silicon photonics targeted at data center applications Industry-leading automation of silicon photonics manufacturing process Intent to Acquire 2019 Enhances Cisco silicon and optics portfolio Offers high-speed coherent optical interconnect technologies across data center, metro, regional, long-haul, and undersea networks Acquired 2010 Early innovator in high-speed optical networking applications Delivered coherent optical technologies across metro, regional, long-haul routing networks

Headquarters: Maynard, Mass Year Founded: 2009 Employees: ~400 Key Customers: Webscale, data center operators, service providers and other network equipment manufacturers (NEMs) Leadership: President & CEO – Murugesan “Raj” Shanmugaraj Chief Financial Officer – John F. Gavin Chief Technology Officer – Benny Mikkelsen Vice President of DSP and Optics – Christian J. Rasmussen Vice President of Hardware/Software – Mehrdad Givehchi Vice President of Global Sales – Eric Fisher Vice President of Engineering – Bhupendra C. Shah Senior Vice President of Operations – John P. Kavanagh Chief Legal Officer & Secretary – Janene I. Asgeirsson VP of Corporate Development – John J. LoMedico Chief Human Resource Officer – Renee M. Pianka

Acacia coherent interfaces and platforms 200G Pluggable 1.2T Module DSP & Optics Acacia makes coherent interfaces Highest Capacity Lowest Power Consumption Smallest Form-Factor Longest Reach Early to Market 4 MKT Segments Customer Segments Webscale Service Providers Data Center Operators Network Equipment Manufactures

Cisco and Acacia: Better Together Combine Network Innovation Talent Strengthen Cisco’s Optical Portfolio Lead Market Transitions Pluggable technology will support DWDM coherent applications, replacing, in many cases, separate optical chassis-based systems. Cisco and Acacia intend to lead this transition to reduce network complexity and simplify operations for customers. Acacia’s portfolio will expand Cisco’s optical systems offerings for customers who have already deployed Cisco DWDM systems by taking advantage of Acacia’s rich portfolio of embedded modules and DSPs. The Acacia acquisition brings key technical talent to Cisco where we are building a market-leading portfolio of optical, silicon, and software technologies to advance Intent-Based Networking. Cisco plans to support Acacia’s current merchant business, including Acacia’s existing customers and new customers that want industry leading coherent optics, modules, DSPs/PICs and transceivers for use in networking products and data centers.

Q & A

Additional Information and Where to Find It In connection with the proposed acquisition and required stockholder approval, Acacia will file with the Securities and Exchange Commission a preliminary proxy statement and a definitive proxy statement. The proxy statement will be mailed to the stockholders of Acacia. Acacia’s stockholders are urged to read the proxy statement (including all amendments and supplements) and other relevant materials when they become available because they will contain important information. Investors may obtain free copies of these documents (when they are available) and other documents filed with the SEC at its website at www.sec.gov. In addition, investors may obtain free copies of the documents filed with the SEC by Acacia by going to Acacia’s Investor Relations page on its corporate website at http://ir.acacia-inc.com or by contacting Acacia Investor Relations at (212) 871-3927. Acacia and its executive officers and directors may be deemed to be participants in the solicitation of proxies from Acacia’s stockholders with respect to the acquisition. Information about Acacia’s directors and executive officers, including their ownership of Acacia securities, is set forth in the proxy statement for Acacia’s 2019 Annual Meeting of Stockholders, which was filed with the SEC on April 3, 2019, Form 8-K filed with the SEC on June 3, 2019, and Acacia’s other filings with the SEC. Investors may obtain more detailed information regarding the direct and indirect interests of Acacia and its respective executive officers and directors in the acquisition by reading the preliminary and definitive proxy statements regarding the transaction, which will be filed with the SEC. In addition, Cisco and its executive officers and directors may be deemed to have participated in the solicitation of proxies from Acacia’s stockholders in favor of the approval of the transaction. Information concerning Cisco’s directors and executive officers is set forth in Cisco’s proxy statement for its 2018 Annual Meeting of Shareholders, which was filed with the SEC on October 24, 2018, annual report on Form 10-K filed with the SEC on September 6, 2018, Form 8-K filed with the SEC on May 22, 2019, and Cisco’s other filings with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov or by going to Cisco’s Investor Relations website at https://investor.cisco.com.